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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 31, 2006

                Residential Asset Securitization Trust 2006-R1
               -----------------------------------------------
                      (Exact name of the issuing entity)
                     Commission File Number of the issuing
                            entity: 333-132042-10

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
                         Commission File Number of the
                            depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

               Delaware                                       95-4791925
------------------------------------------         ----------------------------
       (State or Other Jurisdiction                        (I.R.S. Employer
    of Incorporation of the depositor)                   Identification No.)

                      155 North Lake Avenue
                       Pasadena, California                     91101
               ------------------------------------------       ---------------
                      (Address of Principal                     (Zip Code)
                        Executive Offices)


The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01         Other Events.
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         On May 31, 2006, IndyMac MBS, Inc. (the "Company") entered into a Trust Agreement dated as of May 1, 2006 (the "Trust Agreement"), by and among the Company, as depositor, Goldman, Sachs & Co. as underlying certificate seller (the "Underlying Certificate Seller"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2006-R1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-R1 (the "Certificates"). The Trust Agreement is annexed hereto as Exhibit 99.1.


Section 9. Financial Statements and Exhibits.
           ---------------------------------
         Item 9.01.

         (a) Financial statements of business acquired.
             -----------------------------------------

                  Not applicable

         (b) Pro forma financial information.
             -------------------------------

                  Not applicable.

         (c) Shell company transactions.
             ---------------------------

                  Not applicable.

         (d)      Exhibits:
                  --------

         99.1. Trust Agreement, dated as of May 1, 2006, by and among the Company, the Underlying Certificate Seller and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INDYMAC MBS, INC.



                                      By:  /s/ Victor H. Woodworth
                                           -----------------------
                                           Victor H. Woodworth
                                           Vice President



Dated: June 15, 2006

                                 Exhibit Index

Exhibit
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         99.1. Trust Agreement, dated as of May 1, 2006, by and among the Company, the Underlying Certificate Seller and the Trustee.